UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 88.7%
Australia - 13.0%
New South Wales Treasury Corp., Senior Notes	6.000%	4/1/16	3,120,000	AUD	$3,551,532
Queensland Treasury Corp., Senior Bonds	6.250%	2/21/20	2,485,000	AUD	2,968,642
Queensland Treasury Corp., Senior Notes	6.000%	7/21/22	680,000	AUD	817,093
Treasury Corp. of Victoria, Notes	5.750%	11/15/16	2,900,000	AUD	3,315,392

Total Australia					10,652,659

Brazil - 3.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	5,607,000	BRL	2,828,514

Hungary - 4.0%
Hungary Government Bond, Bonds	5.500%	2/12/16	650,000,000	HUF	2,842,011
Hungary Government Bond, Bonds	7.500%	11/12/20	95,000,000	HUF	436,222

Total Hungary					3,278,233

Ireland - 2.9%
Republic of Ireland	5.000%	10/18/20	1,550,000	EUR	1,993,799
Republic of Ireland, Bonds	4.500%	4/18/20	290,000	EUR	362,217

Total Ireland					2,356,016

Italy - 9.8%
Italy Buoni Poliennali Del Tesoro	5.000%	8/1/39	6,855,000	EUR	7,962,945

Malaysia - 4.2%
Government of Malaysia, Senior Bonds	3.702%	2/25/13	700,000	MYR	229,654
Government of Malaysia, Senior Bonds	5.094%	4/30/14	775,000	MYR	261,529
Government of Malaysia, Senior Bonds	3.741%	2/27/15	8,960,000	MYR	2,972,205

Total Malaysia					3,463,388

Mexico - 14.6%
Mexican Bonos, Bonds	7.000%	6/19/14	49,240,000	MXN	3,992,978
Mexican Bonos, Bonds	8.500%	5/31/29	67,000,000	MXN	6,538,056
Mexican Bonos, Bonds	8.500%	11/18/38	14,290,000	MXN	1,392,944

Total Mexico					11,923,978

New Zealand - 4.7%
Government of New Zealand	5.500%	4/15/23	3,940,000	NZD	3,846,470

Poland - 6.0%
Republic of Poland, Bonds	5.750%	9/23/22	14,525,000	PLN	4,916,207

South Africa - 3.7%
Republic of South Africa, Bonds	6.750%	3/31/21	17,080,000	ZAR	2,077,944
Republic of South Africa, Bonds	6.500%	2/28/41	9,530,000	ZAR	939,825

Total South Africa					3,017,769

South Korea - 4.4%
Korea Treasury Bond, Senior Bonds	3.000%	12/10/13	1,162,700,000	KRW	1,048,922
Korea Treasury Bond, Senior Bonds	5.750%	9/10/18	2,430,000,000	KRW	2,527,978

Total South Korea					3,576,900

United Kingdom - 17.9%
United Kingdom Gilt	4.250%	3/7/36	4,180,000	GBP	8,343,078
United Kingdom Gilt, Bonds	4.500%	3/7/13	3,840,000	GBP	6,314,224

Total United Kingdom					14,657,302

TOTAL SOVEREIGN BONDS (Cost - $68,221,974)					72,480,381

See Notes to Schedule of Investments.

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 7.8%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.3%
Jaguar Land Rover PLC, Senior Bonds	8.125%	5/15/18	160,000	GBP	$279,942	(a)

Specialty Retail - 0.2%
Edcon Proprietary Ltd., Secured Notes	3.912%	6/15/14	125,000	EUR	150,190	(a)(b)

TOTAL CONSUMER DISCRETIONARY					430,132

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Chesapeake Energy Corp., Senior Bonds	6.250%	1/15/17	255,000	EUR	339,157

FINANCIALS - 5.4%
Commercial Banks - 2.1%
NRW Bank, Senior Bonds	1.375%	8/26/13	1,730,000		1,740,423

Diversified Financial Services - 3.3%
Kreditanstalt fuer Wiederaufbau, Senior Notes	6.250%	12/4/19	1,200,000	AUD	1,415,854
Svensk Exportkredit AB, Senior Notes	3.250%	9/16/14	1,220,000		1,283,074

Total Diversified Financial Services					2,698,928

TOTAL FINANCIALS					4,439,351

INDUSTRIALS - 0.6%
Airlines - 0.6%
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	260,000	GBP	452,596

MATERIALS - 0.5%
Chemicals - 0.5%
Ineos Finance PLC, Senior Secured Bonds	7.250%	2/15/19	290,000	EUR	378,254	(a)(b)

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	160,000	EUR	191,215	(a)

UTILITIES - 0.2%
Electric Utilities - 0.2%
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	120,000	EUR	154,592	(a)

TOTAL CORPORATE BONDS & NOTES (Cost - $6,030,563)					6,385,297

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $74,252,537)					78,865,678

SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional Liquid Reserves Fund (Cost - $1,157,772)	0.205%		1,157,772		1,157,772

TOTAL INVESTMENTS - 97.9% (Cost - $75,410,309#)					80,023,450
Other Assets in Excess of Liabilities - 2.1%					1,721,372

TOTAL NET ASSETS - 100.0%					$81,744,822

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint

See Notes to Schedule of Investments.

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW International Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$72,480,381	—	$72,480,381
Corporate bonds & notes	—	6,385,297	—	6,385,297

Total long-term investments	—	$78,865,678	—	$78,865,678

Short-term investments†	$1,157,772	—	—	1,157,772

Total investments	$1,157,772	$78,865,678	—	$80,023,450

Other financial instruments:
Forward foreign currency contracts	—	$366,241	—	$366,241

Total	$1,157,772	$79,231,919	—	$80,389,691

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$673,834	—	$673,834

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or to gain currency exposure where the Fund did not hold that country’s bonds. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $673,834. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,622,460
Gross unrealized depreciation	(1,009,319)

Net unrealized appreciation	$4,613,141

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Chilean Peso	HSBC Bank USA, N.A.	1,270,040,000	$2,668,058	10/18/12	$114,392
Euro	Citibank, N.A.	4,169,000	5,359,465	11/5/12	165,141
Turkish Lira	Barclays Bank PLC	5,933,000	3,281,577	11/9/12	7,747
Chilean Peso	HSBC Bank USA, N.A.	146,060,000	305,490	11/16/12	20,551
Brazilian Real	UBS AG	1,847,000	905,077	11/19/12	4,760
British Pound	HSBC Bank USA, N.A.	500,000	807,225	12/13/12	(3,697)
Indian Rupee	Barclays Bank PLC	89,000,000	1,636,295	3/20/13	25,290
Indian Rupee	Barclays Bank PLC	89,000,000	1,636,295	3/20/13	28,229

					362,413

Contracts to Sell:
Australian Dollar	Morgan Stanley & Co. Inc.	11,011,000	11,408,389	10/10/12	(244,556)
Euro	Citibank, N.A.	272,000	349,670	11/5/12	(7,022)
Euro	Citibank, N.A.	6,695,000	8,606,769	11/5/12	(372,387)
British Pound	HSBC Bank USA, N.A.	115,000	185,662	12/13/12	131
British Pound	HSBC Bank USA, N.A.	913,000	1,473,992	12/13/12	(16,297)
New Zealand Dollar	Citibank, N.A.	4,431,000	3,653,502	12/14/12	(29,875)

					(670,006)

Net unrealized loss on open forward foreign currency contracts					$(307,593)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$366,241	$(673,834)	$(307,593)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)	$15,112,958
Forward foreign currency contracts (to sell)	30,977,566

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 26, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012